                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss. 240.14a-11(c) of ss. 240.14a-12


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

                              [LETTERHEAD OF ABFS]




Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of American Business Financial Services, Inc. ("ABFS" or the "Company") which will be held on December 7, 2001 at 2:00 P.M. (Eastern Standard
Time) at the offices of ABFS, 111 Presidential Blvd., Bala Cynwyd, PA 19004. The official notice of the Annual Meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                                           Sincerely,



                                           Anthony J. Santilli
                                           Chairman and Chief Executive Officer

                   American Business Financial Services, Inc.
                             111 Presidential Blvd.
                              Bala Cynwyd, PA 19004
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held December 7, 2001

TO OUR STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of American Business Financial Services, Inc. (the "Company" or "ABFS" will be held on December 7, 2001 at 2:00 P.M. (Eastern Standard Time), at the offices of ABFS, 111 Presidential Boulevard, Bala Cynwyd, PA 19004 for the following purposes:

         1. To elect two directors named herein to serve for the terms described in the accompanying Proxy Statement and until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement;

         2. To consider and act upon a proposal to amend and restate the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock that may be issued pursuant to such plan by 200,000 shares;

         3. To consider and act upon a proposal to adopt the Company's 2001 Stock Incentive Plan; and

         4. To act upon such other business as may properly come before this meeting or any postponement or adjournment thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         The Board has fixed October 12, 2001 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.

         A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           By Order of the Board of Directors,


                                           Beverly Santilli
                                           Secretary
Bala Cynwyd, Pennsylvania
October 29, 2001

                   American Business Financial Services, Inc.
                             111 Presidential Blvd.
                              Bala Cynwyd, PA 19004

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

         The accompanying proxy is solicited by and on behalf of the Board of Directors of American Business Financial Services, Inc. (the "Company" or "ABFS") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 7, 2001 at 2:00 P.M. (Eastern Standard Time) at the offices of ABFS, 111 Presidential Boulevard, Bala Cynwyd, PA 19004 and at any postponement or adjournment thereof. The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to stockholders is October 29, 2001.

         Sending in a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, delivering a later dated proxy or giving written notice to the Secretary of ABFS at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by ABFS. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of ABFS and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Companyss.s common stock, par value $0.001 per share (the "Common Stock"), ABFS is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of the Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock for election of the nominees for director hereinafter named.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters which ABFS has not received notice by September 15, 2001, (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         ABFS is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting.

         ABFS had 2,395,342 shares of Common Stock outstanding at the close of business on October 12, 2001 (the "Record Date"). Except as otherwise indicated, stock price and share information contained in this proxy statement have not been adjusted to give effect to a ten percent stock dividend to be paid on November 5, 2001 to shareholders of record on October 22, 2001 (the "Stock Dividend"). All stock price and share information has been adjusted to reflect previously issued stock dividends. In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of ABFS' Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

         Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting. The election of directors will be determined by a plurality vote. The affirmative vote of a majority of the shares present or represented by proxy is required to (i) amend and restate the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock that may be issued pursuant to such plan by 200,000 shares, (ii) adopt the Company's 2001 Stock Incentive Plan, and (iii) approve any other business matters properly brought before the Annual Meeting. Under the Delaware General Corporation Law, an abstention, withholding of authority to vote or broker non-vote on any proposal, other than the election of directors, will have the same legal effect as an "against" vote. A copy of each of the Amended and Restated 1999 Stock Option Plan and the 2001 Stock Incentive Plan is attached as Appendix A and Appendix B, respectively, to this Proxy Statement.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of October 12, 2001, the beneficial ownership of ABFS' Common Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of ABFS' outstanding Common Stock,
(ii) by each director and nominee for director of ABFS, (iii) by each executive officer whose compensation exceeded $100,000 during fiscal 2001 (the "Named Officers"), and (iv) by the directors, director nominees and executive officers of ABFS as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares. The business address of the officers of ABFS is that of ABFS.


                Name, Position and Address                        Number of Shares            Percentage
                    of Beneficial Owner                        Beneficially Owned(1)           of Class
--------------------------------------------------------------------------------------------------------------
Anthony J. Santilli, Chairman, President,                             1,004,422 (2) (3)         40.7%
Chief Executive Officer, Chief Operating
Officer and Director of ABFS and
Beverly  Santilli,  President of American  Business  Credit
and First Executive Vice President and Secretary of ABFS

Michael DeLuca, Director of ABFS                                        234,472 (4)              9.6%
Lux Products
6001 Commerce Park
Mt. Laurel, NJ  08054

Richard Kaufman, Director of ABFS                                       211,589 (5)              8.6%
1126 Bryn Tyddyn Drive
Gladwyne, PA  19035

Leonard Becker, Director of ABFS                                        135,250 (6)              5.6%
Becker Associates
111 Presidential Blvd., Suite 140
Bala Cynwyd, PA  19004

Harold E. Sussman, Director of ABFS                                     136,797 (7)              5.6%
Colliers, Lanard & Axilbund
399 Market Street, 3rd Floor
Philadelphia, PA  19106

Jeffrey M. Ruben                                                         39,324 (8)              1.6%
Executive Vice President
of ABFS

Albert W. Mandia                                                         18,482 (10)             (9)
Executive  Vice  President  - Finance  and Chief  Financial
Officer of ABFS

Milton Riseman                                                            8,000 (11)             (9)
Chairman of Consumer Mortgage Group of ABFS

All executive officers and directors as a group                       1,788,336 (12)            65.4%
(9 persons)

--------------------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities. The share numbers in the table above may, as indicated in the appropriate footnotes, include shares held in the Company's 401(k) Plan. The numbers of the shares held in the Company's 401(k) Plan are provided as of the last 401(k) Plan statement dated September 30, 2001.

(2) The 912,943 shares of Common Stock are held directly by Mr. and Mrs. Santilli as joint tenants with right of survivorship and 3,164 of Common Stock held through the Company's 401(k) Plan and 6,740 held in trust by Mr. Santilli, Mrs. Santilli and Raymond Bucceroni for the benefit of their minor child. As a result of the Stock Dividend, Mr. and Mrs. Santilli will hold 1,004,237 shares of Common Stock directly, 3,480 shares through the Company's 401(k) Plan and 7,414 shares in a trust for the benefit of their minor child.
(3) Includes options to purchase 58,875 shares of Common Stock awarded to Mr. Santilli pursuant to ABFS' Stock Option Plans, all of which are currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 64,762 shares. Includes options to purchase 22,700 shares of Common Stock awarded to Mrs. Santilli pursuant to the Company's Stock Option Plans, which are currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 24,970 shares. Excludes options to purchase 15,675 shares of Common Stock which are not currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 17,242 shares.
(4) Includes 175,597 shares of Common Stock held directly and options to purchase 58,875 shares of Common Stock awarded pursuant to the Company's Stock Option Plans which are currently exercisable. As a result of the Stock Dividend, this individual will hold 193,156 shares of Common Stock directly and options to purchase 64,762 shares of Common Stock.
(5) Includes 152,714 shares of Common Stock held directly and options to purchase 58,875 shares of Common Stock awarded pursuant to the Company's Stock Option Plans which are currently exercisable. As a result of the Stock Dividend, this individual will hold 167,985 shares of Common Stock directly and options to purchase 64,762 shares of Common Stock.
(6) Includes 100,000 shares of Common Stock held directly and options to purchase 35,250 shares of Common Stock awarded pursuant to the Company's Stock Option Plan for Non-Employee Directors which are currently exercisable. As a result of the Stock Dividend, this individual will hold 110,000 shares of Common Stock directly and options to purchase 38,775 shares of Common Stock.
(7) Includes 77,922 shares of Common Stock held directly and options to purchase 58,875 shares of Common Stock awarded pursuant to the Company's Stock Option Plans which are currently exercisable. As a result of the Stock Dividend, this individual will hold 85,714 shares of Common Stock directly and options to purchase 64,762 shares of Common Stock.
(8) Includes 8,400 shares of Common Stock held directly, 8,224 shares of common stock held through the Company's 401(k) Plan, and options to purchase 22,700 shares of Common Stock awarded to Mr. Ruben pursuant to the Company's Stock Option Plans, which are currently exercisable. As a result of the Stock Dividend, these shares will be adjusted to 9,240, 9,046 and 24,970 shares of Common Stock, respectively. Excludes options to purchase 35,675 shares of Common Stock which are not currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 39,242 shares.
(9)   Less than one percent.
(10) Includes 1,000 shares of Common Stock held directly, 1,607 shares of Common Stock held through the Company's 401(k) Plan, and options to purchase 15,875 shares of Common Stock awarded to Mr. Mandia pursuant to the Company's Stock Option Plans which are currently exercisable. As a result of the Stock Dividend, these options will be adjusted to 1,100, 1,767 and 17,462 shares. Excludes options to purchase 37,250 shares of Common Stock, which are not currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 40,975 shares.
(11) Includes options to purchase 8,000 shares of Common Stock awarded to Mr. Riseman pursuant to the Company's Stock Option Plans which are currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 8,800 shares. Excludes options to purchase 12,000 shares of Common Stock which are not currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 13,200 shares.
(12) Includes options to purchase 340,025 shares of Common Stock awarded to directors and officers of ABFS pursuant to the Company's Stock Option Plans which are currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 374,027 shares. Excludes options to purchase 100,600 shares of the Company's Common Stock awarded to directors and officers of ABFS pursuant to the Company's Stock Option Plans which are not currently exercisable. As a result of the Stock Dividend, shares subject to these options will be adjusted to 110,660 shares.

                      PROPOSAL I (Y) ELECTION OF DIRECTORS

         The Company's Amended and Restated Certificate of Incorporation currently provides that the Board shall consist of not less than one nor more than fifteen directors and that within these limits the number of directors shall be as established by the Board. The Board has set the number of directors at five or until their successors are elected and qualified. The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, having staggered terms of office, which are as equal in number as possible. The members of each class of directors are to be elected for a term of three years. The Company's Amended and Restated Articles of Incorporation does not permit stockholders to cumulate their votes for the election of directors.

         The following table sets forth certain information, as of the Record Date, regarding the Company's Board of Directors. The Board has nominated the nominees named below, which nominees are currently serving as directors and have indicated their willingness to continue serving as directors. The Board knows of no reason why such nominees would be unable to serve as directors. If either of the nominees should for any reason become unable to serve, then valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate or the Board may reduce the number of directors to eliminate the vacancy.

                                                           Position(s) Held              Director        Term to
               Name                     Age(1)              in the Company                 Since          Expire
-----------------------------------    -------     ------------------------------       -----------     -----------
                                                     Nominees
                                                     --------

Anthony J. Santilli................       58       Chairman, President, Chief              1993            2004
                                                   Executive Officer, Chief
                                                   Operating Officer and Director

Richard Kaufman....................       59       Director                                1993            2004


                                            Directors Remaining in Office
                                            -----------------------------


Leonard Becker.....................       78       Director                                1993            2002

Michael DeLuca.....................       70       Director                                1993            2003


Harold E. Sussman..................       76       Director                                1993            2003

---------------------------
(1)  As of the Record Date.

         The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Anthony J. Santilli is the Chairman, President, Chief Executive Officer and Chief Operating Officer of the Company and is an executive officer of its subsidiaries. He has held the positions with the Company since early 1993 when the Company became the parent company of American Business Credit, Inc. ("ABC") and the positions with the subsidiaries since the formation of ABC in June 1988.

         Prior to the founding of ABC in 1988, Mr. Santilli was Vice President and Department Head of The Philadelphia Savings Fund Society ("PSFS"). As such, Mr. Santilli was responsible for PSFSss. commercial relationships with small and middle market business customers. Mr. Santilli also served as the secretary of PSFS' Asset/Liability Committee and Policy Committee from May 1983 to June 1985 and June 1986 to June 1987. Mr. Santilli is the husband of Beverly Santilli.

         Leonard Becker is a self-employed real estate investor, and has been so since 1980. Mr. Becker was a former 50% owner and officer of the SBIC of the Eastern States, Inc., a federally licensed small business corporation which made medium term loans to small business concerns. For the last 30 years, Mr. Becker has been heavily involved in the investment in and management of real estate and has been involved in the ownership of numerous shopping centers, office buildings and apartments. Mr. Becker formerly served as a director of Eagle National Bank and Cabot Medical Corp. and was founding director in each of these corporations. Mr. Becker is also a director of Universal Display Corporation.

         Michael DeLuca is Chief Executive Officer and a Director of Lux Products Corporation, a position he has held since 1991. Mr. DeLuca was President, Chairman of the Board, Chief Executive Officer and a former owner of Bradford-White Corporation, a manufacturer of plumbing products from 1982 to the end of 1991.

         Richard Kaufman is a private investor. From 1982 until the present, he has been self-employed and involved in making and managing investments for his own benefit. From 1976 to 1982, Mr. Kaufman was President and Chief Operating Officer of Morlan International, Inc., a cemetery and financial services conglomerate. From 1970 to 1976, Mr. Kaufman served as a Director and Vice President-Real Estate and Human Services Division of Texas International, Inc., an oil and gas conglomerate.

         Harold E. Sussman is currently a partner in the real estate firm of Colliers, L & A, a major commercial and industrial real estate brokerage and management firm in Delaware Valley, Fort Lauderdale and Miami, Florida, with which he has been associated since 1972.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

Board, Committees and Attendance at Meetings

         The Board of Directors of the Company held four meetings during the fiscal year ended June 30, 2001. During fiscal 2001, no director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by committees of the Board of Directors on which he served. The following is a description of each of the committees of the Board of Directors of the Company.

         Audit Committee. The members of the Audit Committee are Messrs. DeLuca, Sussman and Becker. The Audit Committee reviews the Company's audited financial statements and makes recommendations to the Board concerning the Company's accounting practices and policies and the selection of independent accountants. The Audit Committee met four times during the year ended June 30, 2001. The Board of Directors adopted an Audit Committee Charter on May 24, 2000, a copy of which is attached as Appendix C.

         All members of the audit committee are independent as defined in NASDAQ rule 4200(a)(15).

         Compensation Committee. The members of the Compensation Committee are Messrs. Becker, DeLuca and Sussman. The Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the executive officers and administers the Company's stock option plans. The Compensation Committee met four times during the year ended June 30, 2001.

         Finance Committee. The members of the Finance Committee are Messrs. Santilli, Becker and DeLuca. The Finance Committee monitors and makes suggestions as to the interest rates paid by the Company on its debt instruments, develops guidelines and sets policy relating to the amount and maturities of investments to be accepted by the Company and performs cash management functions. The Finance Committee met four times during the year ended June 30, 2001.

         Executive Committee. The members of the Executive Committee are Messrs. Santilli, Kaufman and Becker. The Executive Committee is empowered by the Board to act in its stead between meetings of the Board. The Executive Committee met once during the year ended June 30, 2001.

Audit Committee Report

         In September 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and a confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2001.

         This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission (the "SEC") that incorporates by reference all or any portion of this Proxy Statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

                               The Audit Committee
    Michael DeLuca               Leonard Becker               Harold E. Sussman

Compensation of Directors

         General. During fiscal 2001, non-employee directors of the Company received an annual stipend of $20,000, a monthly stipend of $1,500 and $1,500 for each committee meeting attended if such committee meeting is held on a day other than the day of a board of directors meeting. Mr. Santilli, the only director who is also an officer of the Company, does not receive any separate fee for acting in his capacity as a director.

         1995 Non-Employee Director Plan. The Company adopted the 1995 Stock Option Plan for Non-Employee Directors (the "1995 Non-Employee Director Plan") in order to attract, retain and motivate non-employee directors and to encourage such individuals to increase their ownership interest in the Company. The 1995 Non-Employee Director Plan was adopted by the Board of Directors on September 12, 1995 and became effective upon its ratification by the stockholders at the annual meeting held on May 31, 1996. Such plan initially provided for the award of options to purchase up to 135,000 shares of the Company's Common Stock from the Company's authorized but unissued shares. As of June 30, 2001, 19,500 shares (21,450 shares after giving effect to the Stock Dividend) remain available for future issuances under this plan.

         The 1995 Non-Employee Director Plan is administered by the Board of Directors of the Company who shall have the exclusive right to determine the amount and conditions applicable to the options issued pursuant to such plan. Any non-employee director of the Company or its subsidiaries is eligible to participate in such plan.

         Options granted under the 1995 Non-Employee Director Plan are not Incentive Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Options that do not qualify as Incentive Stock Options are referred to as Non-Qualified Stock Options in this document. The exercise price of the stock options granted under the 1995 Non-Employee Director Plan shall be equal to the fair market value of the Companyss.s Common Stock on the date of grant. Payment of the exercise price for options granted under the 1995 Non-Employee Director Plan may be made (i) in cash, or (ii) unless prohibited by the Board of Directors, in shares of Common Stock, or a combination of cash and shares. Except in the event of death or disability of the director as described below, all options granted pursuant to the 1995 Non-Employee Director Plan are exercisable during the lifetime of the director only by the director and may not be exercised more than ten years from the date of the grant. Unless terminated earlier as provided in the

1995 Non-Employee Director Plan, all unexercised options terminate three months following the date on which an optionee ceases to be a director of the Company but in no event shall an option be exercisable after ten years from the date of grant thereof. In the event that a non-employee director dies or becomes disabled during the option term, the director's executor or legal guardian, as applicable, may exercise such option during the three month period following such event to the same extent that the director was entitled to exercise such option prior to his death or disability but in no event later than ten years from the date of grant.

         In connection with the adoption of such plan, each non-employee director of the Company received an initial option award to purchase 23,625 shares of Common Stock at an exercise price of $4.75 per share (which will be adjusted to 25,987 shares with an exercise price of $4.32 as a result of the Stock Dividend). Each new outside director elected subsequent to the adoption of the 1995 Non-Employee Director Plan would also receive an option to purchase an initial award of shares of Common Stock, subject to availability, at the market price on the date of grant. In addition, on October 22, 1996, the Board of Directors awarded each non-employee director an option to purchase 5,250 shares of the Company's Common Stock, at an exercise price of $16.86 per share (which will be adjusted to 5,775 shares at an exercise price of $15.33 as a result of the Stock Dividend).

         1997 Non-Employee Director Plan. The Company adopted the 1997 Stock Option Plan for Non-Employee Directors (the "1997 Non-Employee Director Plan") on September 30, 1997 and it became effective upon its ratification by the stockholders at the annual meeting held on December 16, 1997. Options to purchase 10,500 shares of Common Stock were awarded to each non-employee director pursuant to the 1997 Non-Employee Director Plan, all of which expired unexercised.

Executive Compensation


         The following table sets forth information regarding compensation paid by the Company and its subsidiaries to the Chief Executive Officer and each Named Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                              Annual Compensation                     Compensation Awards
                                 ------------------------------------------  ---------------------------------------------
                                                                                          Securities
                                                               Other Annual  Restricted   Underlying
             Name and            Fiscal                        Compensation    Stock        Options/            All Other
        Principal Position        Year    Salary      Bonus        (1)        Award(s)     SARS (#)(2)        Compensation
  -----------------------------  ------ ---------   ---------  ------------  ----------   ------------        ------------
  Anthony J. Santilli             2001  $ 639,688   $ 989,688(3)   --           --         10,000 (4)          $1,988 (12)
  Chairman, President, Chief      2000    548,438     575,000      --           --         10,000 (5)           2,313
  Executive Officer, Chief        1999    421,875     512,344      --           --          5,250 (6)           2,000
  Operating Officer and
  Director of ABFS

  Beverly Santilli                2001  $ 445,000   $ 620,000(7)   --           --              0                $584 (12)
  President, ABC and First        2000    381,125     400,000      --           --         20,000 (8)           2,313
  Executive                       1999    281,252     341,562      --           --              0                 961
  Vice  President  and Secretary
  of ABFS

  Jeffrey M. Ruben                2001  $ 322,500   $ 161,250       --           --         20,000 (8)         $2,100 (12)
  Executive Vice President and    2000    287,500     150,000      --           --         20,000 (9)           2,313
  Assistant Secretary of ABFS     1999    232,200     112,500      --           --              0               2,018


  Albert W. Mandia                2001  $ 366,250   $ 183,125       --           --        20,000 (8)          $1,506 (12)
  Executive Vice President  -     2000    340,000     170,000       --           --        20,000 (8)           1,204
  Finance and Chief Financial     1999    282,825     137,500       --           --             0                   0
  Officer of ABFS)

  Milton Riseman                  2001  $ 346,250   $ 173,125       --           --             0               $ 729 (12)
  Chairman of the Consumer        2000    335,000     100,000       --           --         6,875 (11)          1,919
  Mortgage
  Group of ABFS (10)

-----------------------------
(1) Excludes perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of each officerss.s total salary and bonus.
(2) Share information and exercise price contained in this table have not been adjusted as a result of the Stock Dividend.
(3) Includes a one-time bonus of $350,000 awarded to Mr. Santilli in September 2000.
(4) Represents an option to purchase 10,000 shares of Common Stock granted to Mr. Santilli in fiscal 2001 at an exercise price of $6.38 per share. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 11,000 shares at an exercise price of $5.80. Not included in the table above is an option to purchase 10,000 shares at an exercise price of $17.50 per share which was awarded to Mr. Santilli subsequent to year end. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 11,000 shares at an exercise price of $15.91.
(5) Represents an option to purchase 10,000 shares of Common Stock granted to Mr. Santilli in fiscal 2000 at an exercise price of $13.00 per share. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 11,000 shares at an exercise price of $11.82.
(6) Represents an option to purchase 5,250 shares of Common Stock granted to Mr. Santilli in fiscal 1999 at an exercise price of $14.29 per share. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 5,775 shares at an exercise price of $11.82.
(7) Includes a one-time bonus of $175,000 awarded to Mrs. Santilli in September 2000.

(8) Represents an option to purchase 20,000 shares of Common Stock granted at an exercise price of $6.125 per share. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 22,000 shares at an exercise price of $5.57. Such option will vest at a rate of 20% per year over a five year period, with the first portion vesting on January 1, 2002, the first anniversary date of the grant.
(9) Represents an option to purchase 20,000 shares of Common Stock granted at an exercise price of $13.00 per share. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 22,000 shares at an exercise price of $11.82. Such option will vest at a rate of 20% per year over a five year period with the first portion vesting on October 1, 2000, the first anniversary of the date of grant.
(10) Milton Riseman became an executive officer of the Company as of July 1, 2000 at an annual salary of $335,000 as a result, no salary information is provided prior to such time.
(11) Represents an option to purchase 6,875 shares of Common Stock granted to Mr. Riseman in fiscal 2000.
(12) Represents the Company's contributions to the 401(k) Plan on behalf of each Named Officer.

         Management Incentive Plan. During fiscal 1997, the Board of Directors adopted a Management Incentive Plan for the benefit of certain officers of the Company and its subsidiaries, including certain of the Company's executive officers. The plan is intended to motivate management toward the achievement of the Company's business goals and objectives by rewarding management in the form of an annual cash bonus if certain established Company and individual goals are attained. During fiscal 2001, officers eligible to participate in the plan include selected officers at the level of Vice President and above. During fiscal 2001, bonuses were determined based upon the achievement of qualitative and quantitative individual, departmental and Company goals pursuant to an established formula under which the various factors are weighted based upon each individual's position, years of service and contribution to the overall performance of the Company or a subsidiary thereof. The maximum annual bonus awarded can range from 15% to 50% of an individual's annual base salary for all officers of the Company. Bonuses may be prorated to the extent an eligible participant has not been employed by the Company for a full 12 month period. The Management Incentive Plan does not include Messr. Santilli and Ruben and Mrs. Santilli as their annual cash bonus is determined in accordance with the terms of their respective employment agreements. Subsequent to year end, the Board of Directors amended the Management Incentive Plan to, among other things, modify the criteria for participation in such plan.

         1993 Stock Option Plan. In 1993, the Company adopted, and the stockholders approved, the Company's Amended and Restated Stock Option Plan (the "1993 Stock Option Plan"). At June 30, 2001, options to purchase 308,250 shares of Common Stock were issued and outstanding under the 1993 Stock Option Plan. Effective November 5, 2001, after giving effect to the Stock Dividend, the options issued and outstanding under this Plan will be adjusted to 339,075 shares of common stock. Officers and key employees of the Company who are in positions in which their decisions, actions and counsel will have a significant impact upon the profitability and success of the Company are eligible to receive options under the 1993 Stock Option Plan. Options granted under the 1993 Stock Option Plan may be Incentive Stock Options, or Non-Qualified Stock Options.

         The 1993 Stock Option Plan is administered by the Compensation Committee which is comprised of three or more members of the Board of Directors of the Company, each of whom must meet certain requirements imposed by SEC regulations and the Internal Revenue Code. The Compensation Committee has the discretion to interpret the provisions of the 1993 Stock Option Plan; to determine the persons to receive options under the 1993 Stock Option Plan; to determine the type of awards to be made and the amount, size and terms of each such award, to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the 1993 Stock Option Plan.

         Options granted under the 1993 Stock Option Plan may be options intended to qualify under Section 422 of the Internal Revenue Code ("Incentive Stock Options"), or Non-Qualified Stock Options. The 1993 Stock Option Plan requires the exercise price of all stock options to be at least equal to the fair market value of the Common Stock on the date of the grant. Except as set forth below, all options granted pursuant to the 1993 Stock Option Plan are exercisable in accordance with a vesting schedule which is established at the time of grant and may not be exercised more than ten years from the date of the grant. No individual may receive more than 75% of the shares reserved for issuance under the 1993 Stock Option Plan.

         The following rules apply to Incentive Stock Options awarded under the Company's Stock Option Plans. In the case of Incentive Stock Options granted to a stockholder owning, directly or indirectly, in excess of 10% of the Common Stock, the option exercise price must be at least equal to 110% of the fair market value of the Common Stock on the date of grant and such options may not be exercised more than five years from the date of grant. Payment of the exercise price for options granted under the 1993 Stock Option Plan may be made in cash, shares of Common Stock, or a combination of both as determined by the Compensation Committee. Additionally, the maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000.

         All options granted pursuant to the 1993 Stock Option Plan are exercisable in accordance with a vesting schedule which was set by the Compensation Committee at the time of grant. The Compensation Committee may in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised. All unexercised Incentive Stock Options terminate three months following the date on which an optionee's employment by the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date). No option granted under the 1993 Stock Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all options granted under the 1993 Stock Option Plan are exercisable during the lifetime of an optionee, and are exercisable only by such optionee.

         The 1993 Stock Option Plan provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Compensation Committee in the event of a declaration of a stock dividend, distribution or other offering of shares, merger, consolidation, split up, combination, exchange, or recapitalization.

         The Compensation Committee may amend or terminate the 1993 Stock Option Plan at any time except that the Compensation Committee may not amend the 1993

Stock Option Plan without stockholder approval to (i) increase the number of shares which may be issued under the 1993 Stock Option Plan (other than pursuant to Section 14 of the 1993 Stock Option Plan); (ii) change the minimum option price (other than pursuant to Section 14 of the 1993 Stock Option Plan); (iii) extend the term of the 1993 Stock Option Plan, or (iv) extend the period during which an option may be exercised or changed. In addition, no amendment or modification to the 1993 Stock Option Plan shall impair the rights of any optionee under any previously granted award without the consent of such optionee.

         1999 Stock Option Plan. For a description of the 1999 Stock Option Plan and the proposal to amend and restate the 1999 Stock Option Plan to increase the number of shares issuable under the 1999 Stock Option Plan by 200,000 shares, see "Proposal II."

         2001 Stock Incentive Plan. For a description of the 2001 Stock Incentive Plan and the proposal to adopt the 2001 Stock Incentive Plan, see "Proposal III."

         The following table sets forth information regarding options exercised by the Named Officers during fiscal 2001 under the Company's Stock Option Plans and the option values of options held by such individuals at fiscal year end.

              AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                                                     Number of Securities
                                                                          Underlying         Value of Unexercised
                                                                         Unexercised             In-the-Money
                                                                    Options/SARs at Fiscal    Options / SARs at
                                                                           Year End            Fiscal Year End
                                 Shares Acquired     Value               Exercisable/            Exercisable/
             Name                  On Exercise     Realized($)         Unexercisable (1)       Unexercisable (2)
----------------------------    ----------------  -----------       ----------------------   ---------------------
Anthony J. Santilli                     _                 _                54,125/0              $317,658/$0
Chairman, President, Chief
Executive Officer, Chief
Operating Officer and
Director of ABFS (3)

Beverly Santilli                        _                 _             17,650/20,725            $5,200/$20,800
President of ABC and First
Executive Vice President and
Secretary of ABFS (4)

Jeffrey M. Ruben                        _                 _             17,650/40,725           $5,200/$184,300
Executive Vice President and
Assistant Secretary of
ABFS (5)

Albert W. Mandia                        _                 _             11,875/41,280           $5,200/$184,300
Executive Vice President -
Finance and Chief Financial
Officer of ABFS (6)

Milton Riseman                          _                 _              6,625/13,375            $5,200/$20,800
Chairman of Consumer Mortgage
Group of ABFS (7)

----------------------------
(1) Shares subject to options and exercise prices in the table above have not been adjusted to reflect the Stock Dividend. Effective November 5, 2001, the number of options granted as well as the exercise price will be adjusted as a result of the Stock Dividend.
(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $14.30 on June 29, 2001.
(3) The exercise prices of options to purchase 23,625 shares, 5,250 shares, 5,250 shares, 10,000 shares, 10,000 shares held by Mr. Santilli are $4.76 per share, $16.91 per share, $14.29 per share, $13.00 per share and $6.38 per share, respectively. Options to purchase 5,250 shares at an exercise price of $14.29 expired unexercised subsequent to fiscal year end. (As a result of the Stock Dividend, the option awards described above will be adjusted to options to purchase 25,987, 5,775, 11,000 and 11,000 shares with adjusted exercise prices of $4.33, $15.37, $11.82 and $5.80, respectively.) Not included in the table above is an option to purchase 10,000 shares at an exercise price of $17.50 per share which was awarded to Mr. Santilli subsequent to year end. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 11,000 shares at an exercise price of $15.91.
(4) The exercise prices of the options to purchase 13,125 shares, 5,250 shares and 20,000 shares held by Mrs. Santilli are $19.05 per share, $22.38 per share and $13.00 per share, respectively. Such options vest at a rate of 20% of the initial award per year over a five year period commencing on February 13, 1998, September 30, 1998 and October 1, 2001, respectively. (As a result of the Stock Dividend, shares subject to option awards listed above will be adjusted to 14,437, 5,775 and 22,000 shares with adjusted exercise prices of $17.32, $20.44 and $11.82, respectively.)
(5)      The exercise prices of options to purchase 13,125 shares, 5,250 shares, 20,000 shares and 20,000 shares held by Mr. Ruben are $19.05 per share, $22.38 per share, $13.00 per share and $6.125 per share, respectively. (As a result of the Stock Dividend, shares subject to option awards listed above will be adjusted to 14,437, 5,775, 22,000 and 22,000 shares with adjusted exercise prices of $17.32, $20.35, $11.82 and $5.57, respectively.) Such options vest at a rate of 20% of the initial award per year over a five year period commencing on February 13, 1998, September 30, 1998, October 1, 1999, October 1, 2000 and January 2, 2002, respectively.
(6) The exercise price of the options to purchase 13,125 shares, 20,000 and 20,000 shares held by Mr. Mandia are $21.91, $13.00 and $6.125, respectively. (As a result of the Stock Dividend, shares subject to option awards listed above will be adjusted to 14,437, 22,000 and 22,000 shares with adjusted exercise prices of $19.91, $11.82 and $5.57, respectively.) Such options vest at a rate of 20% of the initial award per year over a five year period commencing June 1, 1999, October 1, 1999 and January 2, 2001, respectively.
(7) The exercise price of the options to purchase 20,000 shares of Common Stock held by Mr. Riseman is $13.00. (As a result of the Stock Dividend, shares subject to the option award listed above will be adjusted to 22,000 shares with adjusted exercise price of $11.82.) Such options vest at a rate of 20% per year over a five year period commencing on June 15, 1999.

         The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Officers during fiscal 2001. The 1993 Stock Option Plan and the 1999 Stock Option Plan do not provide for the grant of stock appreciation rights ("SARs").

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                           Number of      % of Total
                                           Securities    Options/SARs                                 Black Scholes
                                           Underlying     Granted to    Exercise or                     Grant Date
                                          Options/SARs   Employees in    Base Price                       Present
        Name                             Granted (#)(1)   Fiscal Year     ($/sh)    Expiration Date    Value ($) (2)
--------------------------------------------------------------------------------------------------------------------
Anthony J. Santilli                        10,000(3)          15.9%       $ 6.375      10/01/2003         $27,000
Chairman,  President, Chief Executive
Officer,  Chief Operating Officer and
Director of ABFS

Beverly Santilli                               --               --             --              --              --
President of ABC and First  Executive
Vice President and Secretary of ABFS

Jeffrey M. Ruben                           20,000(4)          31.9%       $ 6.125      01/01/2011         $49,800
Executive Vice President and
Assistant Secretary of ABFS

Albert W. Mandia                           20,000(4)          31.9%       $ 6.125      01/01/2011         $49,800
Executive Vice President - Finance
and Chief Financial Officer of ABFS

Milton Riseman                                 --               --             --              --              --
Chairman of Consumer  Mortgage  Group
of ABFS

----------------------------
(1) Such options have a term of ten years and vest over five years, except for those of Mr. Santilli, which vested immediately upon grant and have a term of three years. The information in this table has not been adjusted to reflect the Stock Dividend.
(2) The Company utilized the Black-Scholes option pricing model. The Company's use of this model should not be construed as an endorsement of its accuracy for valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period. The following Black-Scholes assumptions were utilized:

                  Risk-free interest rate            4.99% - 5.89%
                  Dividend yield                     2.25%
                  Expected life                      8 years
                  Market price at grant              $6.125 to $6.375
                  Expected volatility                40%

(3) As a result of the Stock Dividend, the shares subject to this award will be adjusted to 11,000 shares with an exercise price of $5.80 per share. Not included in the table above is an option to purchase 10,000 shares at an exercise price of $17.50 per share which was awarded to Mr. Santilli subsequent to year end. As a result of the Stock Dividend, the shares subject to this option will be adjusted to 11,000 shares at an exercise price of $15.91.
(4) As a result of the Stock Dividend, the shares subject to this award will be adjusted to 22,000 shares with an exercise price of $5.57 per share.

Employment Agreements

         On January 29, 1997, the Company entered into employment agreements with each of Anthony J. Santilli, Beverly Santilli and Jeffrey M. Ruben pursuant to which their initial annual base salaries were $300,000, $200,000 and $125,000, respectively. The employment agreements with Mr. and Mrs. Santilli were subsequently amended in October 1997. The salaries of Mr. and Mrs. Santilli are subject to increase but not decrease, on an annual basis based upon the Consumer Price Index and may also be increased from time to time by the Compensation Committee for Mr. Santilli and from time to time for Mrs. Santilli by Mr. Santilli based on the recommendations of the Compensation Committee. Mr. Ruben's salary is subject to increase on an annual basis based upon the Consumer Price Index and may also be increased from time to time by Mr. Santilli. Once increased, Mr. Ruben's salary may not be decreased following a "change in control" of the Company. The employment agreements are designed to assist the Company in maintaining a stable and competent management team. Certain of the terms of such agreements, including the amendments thereto, are described below.

         The term of each agreement terminates upon the earlier of: (a) the employee's death, permanent disability, termination of employment for cause, voluntary resignation or seventieth birthday or (b) the later of: (i) the fifth year anniversary of the execution of the agreement (or three years in the case of Mr. Ruben); or (ii) five years from any anniversary date of an agreement (or three years in the case of Mr. Ruben). Notwithstanding the preceding, if the Company notifies: (a) Mr. or Mrs. Santilli of its intent to terminate their respective employment without cause during the term of their respective agreements, their agreements terminate five years from the date of the notice, or (b) Mr. Ruben of its intent to terminate his employment without cause during the term of his agreement, his agreement would terminate three years from the date of such notice except that while Mr. Santilli is Chief Executive Officer of the Company, the Company may terminate Mr. Ruben without cause upon payment to Mr. Ruben of an amount equal to his then current annual base salary.

         The employment agreements with each of Mr. and Mrs. Santilli also provide for a cash payment to each employee equal to 299% of the last five years' average annual compensation as calculated in accordance with Section 280G of the Internal Revenue Code, (in addition to any other payments and benefits due under the agreements) in the event of a "change in control" (as defined in such agreements), of the Company during the term of the agreements to which such employee does not consent in such individual's capacity as a director or stockholder of the Company. Mr. Ruben's agreement provides for a similar cash payment only if his employment is terminated in the event of a "change in control," which payment shall be in lieu of any additional payment which may be due pursuant to the terms of his agreement. The agreements with Mr. Ruben and Mrs. Santilli also provide that in the event of a "change in control" of the Company, each employee's stock options shall vest in full (provided, that in the case of Mrs. Santilli, she does not consent to such "change in control"). The vesting of options and the receipt of other payments and benefits provided for under the agreements upon a "change in control" of the Company may subject an employee to the payment of an excise tax equal to 20% of all payments contingent upon a "change in control" made in excess of the employee's base compensation. Under the terms of the agreements, in such event the Company will pay the employees an additional amount such that the net amount of payments retained by the employees after the payment of any excise tax and any federal, state and local income and employment taxes and the excise tax on the additional amount paid by the Company shall be equal to the total payments or benefits to be received by the employees under their respective agreements. The Company is not entitled to a deduction for any payments subject to the excise tax made to employees pursuant to the terms of the agreements. For purposes of all of the employment agreements, a "change in control" of the Company shall include: (a) a change in the majority of the members of the Board of Directors within a two-year period, excluding a change due to the voluntary retirement or death of any board member (with respect to Mr. Ruben's agreement, no "change in control" as a result of a change in the majority of the directors will be deemed to occur under the terms of his agreement if Mr. Santilli remains Chairman of the Board), or (b) a person or group of persons acting in concert (as defined in Section 13(a) of the Exchange Act) acquires beneficial ownership, within the meaning of Rule 13(d)(3) of the Rules and Regulations of the SEC promulgated pursuant to the Exchange Act, of a number of voting shares of the Company which constitutes
(i) 50% or more of the Company's shares voted in the election of directors, or
(ii) more than 25% of the Company's outstanding voting shares. Based upon their current salaries, if Mr. and Mrs. Santilli and Mr. Ruben had been terminated as of June 30, 2001 under circumstances entitling them to change in control payments (excluding the value realized upon the exercise of options or any excise tax and other payments described above, which amounts may vary based upon a variety of factors, including but not limited to, the acquisition price and the timing of the change in control), Mr. Santilli, Mrs. Santilli and Mr. Ruben would have been entitled to receive a lump sum payment of approximately $3,226,000, $2,145,000 and $999,000, respectively. In addition, Mr. and Mrs.
Santilli's agreements would continue to be in force for the remainder of their term as described above.

         Each employment agreement also prohibits the employee from divulging confidential information regarding the Company's business to any other party and prohibits the employee, during the term of the agreement, from engaging in a business or being employed by a competitor of the Company without the prior written consent of the Company. The Company may extend the non-compete provisions of any of the agreements at its option (or in the case of Mr. Ruben, with his consent) for up to one year following the termination of such agreement upon payment to the employee of an amount equal to the highest annual salary and bonus received by the employee during any fiscal year during the term of the agreement; provided, however, that the non-compete provisions of Mr. Ruben's contract shall be automatically extended for one year in the event he is terminated without cause and receives a severance payment pursuant to the terms of his agreement unless he returns a pro rata portion of the severance payment received from the Company.

         The employment agreements with Mr. and Mrs. Santilli also provide for the payment of an annual cash bonus if the Company meets at least eighty percent (80%) of the targets established by the Board. Mr. Ruben's agreement provides that his participation in the Company's annual cash bonus plan is established by the Board. Each employment agreement also provides the employees with certain other benefits including an allowance for company car for each of Mr. and Mrs. Santilli, payment of certain life, health (including the payment of health insurance benefits for the family of Mr. and Mrs. Santilli) and disability insurance payments and reimbursement for all reasonable expenses incurred by the employee in the performance of his or her duties. In the event Mr. Santilli becomes disabled (as defined in the agreement) during the term of his agreement, such employment agreement also provides for the payment of monthly disability payments to him in an amount equal to his monthly salary prior to the disability less any disability benefits received by Mr. Santilli pursuant to any disability insurance paid for, in whole or in part, by the Company for the period of his disability, but in no event beyond the date Mr. Santilli reaches 65 years of age.

         The Company entered into a letter agreement with Albert Mandia in connection with his employment as Chief Financial Officer of the Company. The agreement, as amended, provides that Mr. Mandia shall receive an initial annual base salary of $275,000 and shall be eligible to receive a bonus of up to 50% of his annual salary if the Company achieves certain goals as described in the Management Incentive Plan. Mr. Mandia's annual base salary may be increased from time to time by Mr. Santilli. The agreement also provides Mr. Mandia with certain other benefits including a car allowance and life insurance. Mr. Mandia also received options to purchase 13,125 shares of the Company's Common Stock. If Mr. Mandia's employment is terminated for any reason, except for cause as defined in the letter agreement, he will be entitled to receive one year's base salary. The Company and Mr. Mandia are also parties to a supplementary letter agreement dated October 1, 1998. This supplementary letter agreement provides that Mr. Mandia shall be paid a certain sum in the event his employment is terminated after a change in control. In the event of a change in control, Mr. Mandia will receive two times: (a) his highest annual salary ($375,000) for the twelve month period preceding the termination of his employment and (b) his highest annual bonus paid in any of the three fiscal years preceding termination. A change in control is defined in the supplementary letter agreement as: (a) a merger or consolidation except where the Company would retain 75% voting power after giving effect to such merger or consolidation or where an employee group (then existing management and employees) would control 20% of the voting securities after giving effect to the merger or consolidation;
(b) all or substantially all of the assets of the Company are sold or liquidated pursuant to a plan approved by the stockholders of the Company except if an employee group would retain at least 20% of such assets after giving effect to such plan; (c) the acquisition of 50% or more of the voting securities of the Company then outstanding except if such acquisition was by an employee group or pursuant to an agreement negotiated with the Company; or (d) the majority of the Board of Directors is replaced during any 24 month period (excluding voluntary resignations and placements made by the Board of Directors or an employee group). The payments are not payable under the supplementary agreement if Mr. Mandia is terminated for cause, however he is still entitled to the payments related to a change in control in the event that he resigns within twenty four months of a change in control because of a material reduction in his salary or benefits, a material change in his job responsibilities, a request to relocate that would increase his commute by more than 50 miles or the failure of the Company to expressly assume the supplementary agreement after a change in control. If a change in control was to occur as of June 30, 2001 and his employment terminated, Mr. Mandia would be entitled to a payment of $1,116,000.

         The Company entered into an employment agreement with Milton Riseman in connection with his employment as Chairman, Consumer Mortgage Group. The agreement provides that Mr. Riseman shall receive an annual salary of $335,000 per year and shall be eligible to receive a bonus of up to 50% of salary, beginning fiscal 2000, if the Company achieves certain goals as described in the Management Incentive Plan. The agreement also provides Mr. Riseman with a car allowance and the customary benefits afforded Company employees.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         General. The Compensation Committee is comprised entirely of non-employee members of the Board of Directors. The Compensation Committee reviews and approves each of the elements of the executive compensation program. Certain aspects of executive compensation are then submitted to the full Board for review. The Compensation Committee recommends changes in compensation for those individuals whose compensation is governed by employment agreements to the Board of Directors for action and determines the compensation of officers whose compensation is not governed by the terms of employment agreements.

         Compensation Objectives. The Compensation Committee believes that compensation for the executive officers should be determined in a manner which emphasizes increasing value for stockholders. Based upon this objective, the Compensation Committee's executive compensation program is designed to pay base salaries to executives at levels that enable the Company to attract, motivate and retain talented executives. In addition, the Compensation Committee may provide annual cash bonuses as well as stock option grants as a component of compensation and/or as a reward for performance based upon: (i) individual performance, (ii) the Company's operating and financial results and departmental goals, and (iii) other performance measures. Stock option grants which are made at the fair market value of the Common Stock on the grant date are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to executives as stockholders benefit from stock price appreciation. Consistent with this overall philosophy, the Compensation Committee's specific objectives are to:

         o Align the financial interests of executive officers with those of stockholders by providing equity-based incentives.

         o Provide annual variable cash bonus compensation awards that take into account the overall Company performance, individual contributions and other factors that increase stockholder value.

         o Offer a total compensation program that takes into account the compensation practices and financial performance of companies in the Company's industry and other comparable companies as well as the future needs.

         o Emphasize performance-based and equity-based compensation for officers at the level of vice president and above which reward significantly upside performance that exceeds targeted goals. In particular, for the senior officers, the Compensation Committee focuses more on overall Company performance, and individual contributions to the achievement of established departmental and Company goals and less on comparable marketplace compensation comparisons in determining the amount of equity based compensation and annual cash bonuses.

         Components of Compensation. There are three major components of the executive officer compensation: (i) base salary, (ii) annual cash bonus awards, and (iii) equity-based incentive awards in the form of stock option grants. Executive officers also receive other standard benefits including medical, disability and life insurance as well as a car allowance.

         The Compensation Committee uses its subjective judgment in determining executive officer compensation levels and takes into account both qualitative and quantitative factors. Except as described below, the Compensation Committee does not generally assign specific weights to these factors. Among the factors considered by the Compensation Committee are the recommendations of Mr. Santilli, with respect to the compensation of other key executive officers (other than Mrs. Santilli). However, the Compensation Committee makes the final compensation decisions concerning all officers, other than those governed by employment agreements that require full board approval or specific officer approval. In these cases, the Compensation Committee makes recommendations on compensation to the Board or officer with final approval authority.

         In making compensation decisions, the Compensation Committee considers compensation practices and financial performance of companies in the Company's industry and other comparable companies. This information provides guidance and a framework to the Compensation Committee, but the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of companies in the Company's industry and other comparable companies' results. Specific compensation for individual officers will vary from these levels as the result of subjective factors considered by the Compensation Committee unrelated to compensation practices of comparable companies. In making compensation decisions, ___ the Compensation Committee also receives assessments and advice regarding the compensation practices from independent compensation consultants. The Compensation Committee believes that the attraction and retention of superior officers is essential to the Company's ability to compete effectively with larger competitors and continue to implement its growth strategy.

         Base Salary and Cash Bonuses. Each Company executive receives a base salary, which when aggregated with their bonus, is intended to be competitive with similarly situated executives in the Company's industry and executives at other comparable companies. The Company targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, the Compensation Committee also takes into account, among other factors, individual experience and performance and specific needs particular to the Company. During fiscal 1997, the Company entered into employment agreements with Messrs. Santilli and Ruben and Mrs. Santilli. The base salaries of Mr. Santilli, Mrs. Santilli, and Mr. Ruben are structured in accordance with their employment agreements which provide that salaries of such individuals may be increased but not decreased and provide for annual increases which may not be less than the increase in the cost of living for the prior year. Mr. Ruben's agreement provides that Mr. Santilli shall determine the amount of any salary increases over the cost of living increases. Mr. Santilli, with the recommendation of the Compensation Committee, determines the compensation increases for the remaining named officers.

         In addition to base salary, officers at the level of vice president and above are eligible to receive an annual cash bonus under the Management

Incentive Plan. The bonuses are based upon executive performance and certain other factors. Bonuses are determined based upon the achievement of qualitative and quantitative individual, departmental and company goals pursuant to an established formula under which the various factors are weighted based upon each individual's position, years of service and contribution to the overall performance of the Company or a subsidiary thereof. The maximum annual bonus awarded can range from 15% to 50% of an individual's annual salary for all officers, other than Mr. Santilli and Mrs. Santilli. Mr. Mandia and Mr. Riseman may receive an annual bonus equal to up to 50% of their salaries pursuant to the terms of their employment agreements if the Company achieves certain performance goals described in the Management Incentive Plan.

         The annual cash bonus payable to each of Mr. Santilli and Mrs. Santilli under their respective employment agreements is as follows: (a) if 80% of the targets established by the Board of Directors ("Targets") are met, a bonus of 50% of the individual's annual base salary, as adjusted, is payable under the employment agreement; (b) if 100% of the Targets are reached, a bonus equal to 100% of the individual's annual base salary, as adjusted, is payable under the agreement; or (c) if more than 100% of the Targets are achieved, the individual will receive an additional 2.5% of their annual base salary for each 1% by which the Targets are exceeded. In no event, however, will the annual cash bonus paid to Mr. Santilli or Mrs. Santilli exceed 225% of their annual base salary, as adjusted and no bonuses are required to be paid in any year where the Company fails to meet at least 80% of the Targets. The cash bonus program for Mr. Ruben is established from time to time by the Compensation Committee and approved by the Board of Directors. Currently, the Compensation Committee and the Board of Directors have directed Mr. Ruben's annual cash bonus not exceed fifty percent (50%) of Mr. Ruben's annual base salary at the time of the award with the actual amount of the award subject to the discretion of Mr. Santilli.

         The Company believes that bonuses paid to the Named Officers in fiscal 2001 are consistent with the cash bonus program approved by the Board of Directors. The amount of bonus and the performance criteria on which such bonus is based vary with the position and role of the executive within the Company, although bonuses are tied to the Company's financial performance. Base salary and cash bonuses of executives for fiscal 2001 were determined and paid in accordance with the compensation objectives discussed in this report.

         Stock Options. The Company believes that it is important for executives to have an equity stake in the Company and, toward this end, makes stock option grants to key executives from time to time. In making option awards, the Compensation Committee reviews the level of awards granted to executives at companies in the Company's industry and executives at other comparable companies, the awards granted to other executives within the Company and the individual officer's specific role and contribution at the Company. During fiscal 2001, options to purchase 62,500 shares were granted to officers and employees of the Company at exercise prices of $6.125, $6.8125 and $13.00 which represent at least the fair market value of the Common Stock on the date of grant. As a result of the Stock Dividend, these options will be adjust to 68,750 shares at exercise prices of $5.57, $6.20 and $11.82. Except for options granted to the Chief Executive Officer which vest immediately, all other options granted become exercisable over a five year period on each successive anniversary of the date of grant. Mr. Santilli was granted options to purchase 10,000 shares of

Common Stock in fiscal 2001. Each of Messrs. Ruben and Mandia received options to purchase 20,000 shares of Common Stock.

         Chief Executive Officer Compensation. Mr. Santilli was the founder of the Company and has served as its Chairman, President and Chief Executive Officer since the Company's inception. On January 29, 1997, the Company entered into an employment agreement with Mr. Santilli. The agreement established Mr. Santilli's base salary at $300,000 and provided that his base salary may be increased from time to time and once increased may not be decreased. Mr. Santilli's base salary is automatically adjusted each year based upon the increase in the cost of living as determined by the Consumer Price Index. Pursuant to the terms of his employment agreement, Mr. Santilli's salary increases above the cost of living increase require full Board approval. On an annual basis, the Compensation Committee reviews and approves the compensation of Mr. Santilli which is submitted to the Board of Directors for its approval. As of June 30, 2001, Mr. Santilli's base salary was $661,204. During fiscal 2001, Mr. Santilli also received a cash bonus of $989,688 under his employment agreement. The Compensation Committee believes that Mr. Santilli's compensation is consistent with the compensation paid to Chief Executive Officers of comparable, publicly-held finance companies, and other companies comparable to the Company. In addition, Mr. Santilli, with his wife, is the largest stockholder of the Company, and to the extent his performance as Chairman, President and Chief Executive Officer translates into an increase in the stockholder value, all stockholders share the benefits, including Mr. Santilli.

         The Compensation Committee approved the compensation of Mr. Santilli and the executive officers for fiscal 2001, following the principles and procedures outlined in this report.

         Policy on Deductibility of Compensation in Excess of $1.0 Million. Generally, Section 162(m) of the Internal Revenue Code, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held company, such as the Company, for certain compensation exceeding $1.0 million paid during the calendar year to the chief executive officer and the four other highest paid executive officers. Notwithstanding the foregoing, certain performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" (as defined for purposes of Section 162(m)). All of the members of the Compensation Committee qualify as "outside directors." As a result, the Company believes compensation resulting from the exercise of options under the 1993 Stock Option Plan and the 1999 Stock Option Plan will be deductible. Any future employee incentive plan or other form of performance based compensation subject to this rule which is considered for adoption will be evaluated prior to any such adoption to determine the plan's anticipated compliance with the Section 162(m) limitation and this policy.

                           The Compensation Committee

                                 Leonard Becker
                                 Michael DeLuca
                                Harold E. Sussman

Stock Performance Graph


         The following graph shows a comparison of the cumulative total return for the Company's Common Stock, the NASDAQ Stock Market and the Old and New Peer Group Indices (described below), assuming an investment of $100 in each on February 14, 1997, the date the Company's Common Stock began trading on the NASDAQ Stock Market, and the reinvestment of all dividends. The data points used for the performance graph are listed below.

         The New Peer Group Index reflects the performance of the following publicly traded companies in industries similar to that of the Company: Aames Financial Corp., AMREXCO, Delta Financial Corp., Homegold Financial, IMC Mortgage Co., and New Century Financial Corp. The Old Peer Group Index utilized last year included these companies and Advanta Corp. The Peer Group Index has been modified since last year because Advanta Corp. is no longer originating mortgage loans.

                                [OBJECT OMITTED]

                                                                Cumulative Total Return
                                            2/14/1997   6/30/97     6/30/98    6/30//99   6/30/00     6/30/01
                                            ---------   --------    --------   --------   --------    --------
Performance Graph Data Points
American Business Financial Services         $ 100.00   $ 100.16    $ 110.46   $  62.39   $  62.64    $  81.22
NASDAQ Stock Market (U.S.)                   $ 100.00   $ 105.79    $ 139.24   $ 200.28   $ 296.10    $ 160.51
2001 Peer Group Index                        $ 100.00   $  89.66    $ 104.17   $  31.36   $  13.61    $  20.55
2000 Peer Group Index                        $ 100.00   $  85.06    $  90.14   $  29.69   $  13.85    $  20.48

           PROPOSAL II - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
          COMPANY'S 1999 STOCK OPTION PLAN WHICH INCREASES THE NUMBER
                 OF SHARES ISSUABLE UNDER THE 1999 STOCK OPTION
                             PLAN BY 200,000 SHARES

General

         The Company adopted the 1999 Stock Option Plan on September 22, 1999. On October 22, 2001, the Board of Directors approved an amendment and restatement of the 1999 Stock Option Plan to increase the number of shares issuable pursuant to options granted under such Stock Option Plan by 200,000 shares, subject to the approval by the stockholders of the Company. Approval of this Proposal II will constitute approval of this change.

         There are two reasons for seeking stockholder approval of Proposal II. One reason is to satisfy a Nasdaq Stock Market requirement that requires companies whose shares are reported on the Nasdaq National Market to obtain stockholder approval of amendments to stock plans which increase the number of shares available for issuance to directors, officers or key employees. The second reason is to satisfy requirements of the Internal Revenue Code, which require shareholder approval of Proposal II in order for options granted for the additional shares issuable under the 1999 Stock Option Plan to qualify as Incentive Stock Options to the extent so designated and for the Stock Option Plan to satisfy one of the conditions of Section 162(m) of the Internal Revenue Code applicable to performance-based compensation.

         Set forth below is a summary of the provisions of the 1999 Stock Option Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual 1999 Stock Option Plan, as amended and restated, set forth as Appendix A to this Proxy Statement.

Increase in Authorized Shares

         Under the original terms of the 1999 Stock Option Plan up to 500,000 shares of Common Stock were authorized for issuance. As a result of the Stock Dividend to be paid on November 5, 2001, 550,000 shares of Common Stock will be authorized for issuance. Under the terms of the 1999 Stock Option Plan, as of June 30, 2001, only 179,500 shares (197,450 shares as a result of the Stock Dividend) were available for issuance as new grants. On October 22, 2001, the Board of Directors approved an amendment and restatement of the 1999 Stock Option Plan which would increase the number of shares authorized for issuance under the 1999 Stock Option Plan by 200,000 in order to fund awards. If this Proposal II is approved, an aggregate of 750,000 shares of Common Stock will be authorized for issuance. One of the purposes of the proposed increase in shares available for issuance under the 1999 Stock Option Plan is to provide sufficient shares for stock option grants to directors, officers and employees of the Company.

         The Board of Directors believes that the Company and its stockholders benefit significantly from having the Company's key personnel receive options to purchase the Company's Common Stock, and that the opportunity thus afforded such persons to acquire Common Stock is an essential element of an effective management incentive program. The Board of Directors also believes that options, particularly Incentive Stock Options, are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of the Company and its stockholders. However, because awards under the 1999 Stock Option Plan will be made primarily to directors, officers and key employees of the Company the award of additional shares under the 1999 Stock Option Plan would have the effect of further increasing management's ownership of the Company which may make it more difficult for a third party to acquire control of the Company.

Eligibility

         All officers, directors, important consultants and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under the 1999 Stock Option Plan.

Awards Under the 1999 Stock Option Plan

         Options granted under the 1999 Stock Option Plan may be Incentive Stock Options or Non-Qualified Stock Options. Unless the context otherwise requires, the term "option" includes both Incentive Stock Options and Non-Qualified Stock Options.

Administration

         The 1999 Stock Option Plan shall be administered by the Board of Directors of the Company, or a Compensation Committee appointed by the Company's Board of Directors. Pursuant to the terms of the 1999 Stock Option Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under the 1999 Stock Option Plan. References to the term "Committee" under Proposal II refer to either the Company's Board of Directors or such committee. Under the 1999 Stock Option Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the 1999 Stock Option Plan as it considers desirable. The Committee has the right to construe the 1999 Stock Option Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the 1999 Stock Option Plan and the options issued pursuant to it.

Common Stock Subject to the 1999 Stock Option Plan

         Pursuant to the terms of the 1999 Stock Option Plan, 500,000 shares of Common Stock were reserved for issuance upon the exercise of options granted under the 1999 Stock Option Plan. As a result of the Stock Dividend, 550,000 shares of the Common Stock will be issuable under the 1999 Stock Option Plan after November 5, 2001. If Proposal II is approved by the stockholders, 200,000 additional shares of Common Stock (subject to adjustment as discussed below) will be authorized for issuance under the 1999 Stock Option Plan. Because such shares would be issued from the Company's authorized but unissued shares, the issuance of an additional 200,000 shares would have the effect of diluting the interests of existing stockholders by approximately 8.4%, assuming all 200,000 shares were awarded and all options related to such shares were exercised.

Limitation on Maximum Number of Options Awarded

         The 1999 Stock Option Plan provides that the maximum number of options which may be awarded to any single optionee under the 1999 Stock Option Plan shall be no more than is equal to 90% of the shares reserved for issuance under the 1999 Stock Option Plan. The purpose of this limitation is to enable awards made pursuant to the 1999 Stock Option Plan to comply with the conditions of
Section 162(m) of the Internal Revenue Code which provide for the deductibility of compensation paid to the Company's Named Officers if it is performance based.

Exercise Price of Options/Payment of Exercise Price

         The option price for options issued under the 1999 Stock Option Plan shall be at least equal to the fair market value of the Company's Common Stock on the date of grant of the option. The exercise price of an option may be paid in cash, the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

         The Board has interpreted the provision of the 1999 Stock Option Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

Special Provisions for Incentive Stock Options

         The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the 1999 Stock Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the 1999 Stock Option Plan is exercisable only during the lifetime of an optionee, and are exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

Exercisability and Expiration of Options

         All options granted pursuant to the 1999 Stock Option Plan are exercisable in accordance with a vesting schedule (if any) which is set by the Committee at the time of grant. The expiration date of an option is also determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

         All unexercised options terminate three months following the date on which an optionee's employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date).

         The Committee may in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

Expiration of the Stock Option Plan

         Unless terminated earlier by the Board of Directors, the 1999 Stock Option Plan will remain in effect until all awards granted under 1999 Stock Option Plan have been satisfied by the issuance of shares provided that no new awards may be granted under such 1999 Stock Option Plan more than ten years from of the date the 1999 Stock Option Plan was adopted by the Company.

Adjustments

         The 1999 Stock Option Plan provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Committee in the event of a declaration of a stock dividend, distribution or other offering of shares, merger, consolidation, transfer of assets, reorganization, split up, combination or recapitalization. The Board of Directors has declared a ten percent stock dividend to be paid on November 5, 2001. Pursuant to the terms of the 1999 Stock Option Plan, after November 5, 2001, an aggregate of 550,000 shares will be issuable under the 1999 Stock Option Plan. If this Proposal II is approved, after the Shareholders' Meeting, an aggregate of 750,000 shares will be issuable under the 1999 Stock Option Plan.

Transferability of Non-Qualified Stock Options

         Except as otherwise provided by the Rules and Regulations of the SEC, the 1999 Stock Option Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferrable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

Amendments

         Except as required pursuant to Rule 422 of the Internal Revenue Code or any successor or provision, the Board of Directors may amend or supplement the 1999 Stock Option Plan, including the form of option agreement, in any way, or suspend or terminate such plan at any time, as determined by the Board of Directors without the approval of stockholders; provided, however, that such action shall not affect options granted under the 1999 Stock Option Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

Awards Under the 1999 Stock Option Plan

         The following table sets forth information regarding the options granted under the 1999 Stock Option Plan as of the Record Date.

                                NEW PLAN BENEFITS
                             1999 Stock Option Plan

                                                                                             Number of
                                                      Dollar Value        Number of        Units After
             Name and Position                           ($)(1)            Units(2)       Stock Dividend
----------------------------------------------      --------------       -----------      --------------
Anthony J. Santilli                                 $    195,200            30,000             33,000
Chairman, President, Chief Executive Officer,
Chief Operating Officer and Director of ABFS

Beverly Santilli                                          23,200            20,000             22,000
President of ABC and First Executive Vice
President and Secretary of ABFS

                                                                                             Number of
                                                      Dollar Value        Number of        Units After
             Name and Position                           ($)(1)            Units(2)       Stock Dividend
----------------------------------------------      --------------       -----------      --------------
Albert W. Mandia                                         369,500            40,000             44,000
Executive Vice President - Finance
and Chief Financial Officer of ABFS

Jeffrey M. Ruben                                         369,500            40,000             44,000
Executive Vice President and Assistant Secretary
of ABFS

Milton Riseman                                           116,000            20,000             22,000
Chairman of Consumer Mortgage Group of ABFS

Executive Officer Group (5 persons)                 $  1,073,400           150,000            165,000

Michael DeLuca                                           195,200            30,000             33,000
Director

Harold E. Sussman                                        195,200            30,000             33,000
Director

Richard Kaufman                                          195,200            30,000             33,000
Director

Leonard Becker                                           195,200            30,000             33,000
Director

Non-Executive Director Group (4 persons)            $    780,800           120,000            132,000

Non-Executive Officer Group (44 persons)(3)         $    619,876           100,800            110,880


----------------------------
(1)   Represents the aggregate market value (market price of the Common
      Stock on October 12, 2001 ($18.80) less the exercise price per share) of all in-the-money options granted under the 1999 Stock Option Plan, regardless of vesting. The information in this column has not been adjusted to give effect to the Stock Dividend.
(2) The number of units in this column has not been adjusted to give effect to the Stock Dividend.
(3)   Excludes options forfeited by persons no longer employed by the Company.

         On October 22, 2001, the last sale price of the Common Stock was $20.52 as reported in the NASDAQ National Market System.

Federal Income Tax Consequences of the 1999 Stock Option Plan

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 1999 STOCK OPTION PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE INTERNAL REVENUE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

         Incentive Stock Options. Generally, under the Internal Revenue Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of Alternative Minimum Tax below) granted pursuant to the 1999 Stock Option Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Internal Revenue Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

         Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the 1999 Stock Option Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Internal Revenue Code) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

         In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.

Limitation on the Company's Deduction

         Section 162(m) of the Internal Revenue Code will generally limit the Company's federal income tax deduction for compensation paid in any year to the Company's chief executive officer and its four highest paid executive officers to $1,000,000, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Internal Revenue Code). If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL II.

            PROPOSAL III - APPROVAL OF THE ADOPTION OF THE COMPANY'S
                            2001 STOCK INCENTIVE PLAN

General

         On October 22, 2001, the Board of Directors of ABFS adopted the 2001 Stock Incentive Plan (the "2001 Plan"), subject to approval by the stockholders of ABFS. The purpose of the 2001 Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining officers and other employees of the Company and its affiliates by providing for awards in the form of Company Common Stock.

         The Company is seeking stockholder approval of Proposal III to satisfy a NASDAQ Stock Market requirement that companies whose shares are reported on the NASDAQ National Market must obtain stockholder approval when such companies establish compensatory plans pursuant to which officers may acquire stock. Stockholder approval of the adoption of such plan will also satisfy requirements of the Internal Revenue Code in order for awards granted under the plan to satisfy one of the conditions of Section 162(m) of the Internal Revenue Code applicable to performance-based compensation.

         Set forth below is a summary of the provisions of the 2001 Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual 2001 Stock Incentive Plan set forth as Appendix B to this Proxy Statement.

Eligibility

         All officers at the level of vice president and above as well as certain other employees of the Company and of any present or future Company parent or subsidiary corporation selected by the Compensation Committee are eligible to receive awards of stock under the 2001 Plan.

Awards Under the 2001 Plan

         Under the 2001 Plan, the Compensation Committee has the authority, in its discretion, to grant awards entitling the participant to receive a stated number shares of the Company's Common Stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the Compensation Committee. The dollar value of awards granted under the 2001 Plan shall be based upon the fair market value of the Company's Common Stock on the date of grant. Subject to the limitations of the 2001 Plan, the awards made to officers at the level of vice president and above shall be based upon corporate, departmental and individual performance criteria developed by the Compensation Committee pursuant to the guidelines described in Appendix A to the 2001 Plan. Appendix A to the 2001 Plan requires that the awards for officers at the level of vice president and above shall be based on qualitative and quantitative performance criteria established by the Compensation Committee for each individual. Awards made to other employees under the 2001 Plan shall be based upon criteria established by the Compensation Committee from time to time.

Administration

         The 2001 Plan shall be administered by the Compensation Committee appointed by the Company's Board of Directors. Pursuant to the terms of the 2001 Plan, the compensation committee consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any future corresponding rule, except that the failure of the compensation committee for any reason to be composed solely of Non-Employee Directors shall not prevent an award from being considered granted under the 2001 Plan. Under the 2001 Plan, the Compensation Committee has the right to adopt such rules for the conduct of its business and the administration of the 2001 Plan as it considers desirable. The Compensation Committee has the right to construe the 2001 Plan and the awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the 2001 Plan and the awards issued pursuant to it.

Common Stock Subject to the 2001 Plan

         The aggregate number of shares which may be granted under the 2001 Plan is 150,000 shares of the Company's Common Stock. If Proposal III is approved by the stockholders, 150,000 shares of Common Stock (subject to adjustment as discussed below) will be authorized for issuance under the 2001 Plan. Because such shares would be issued from the Company's authorized but unissued shares, the issuance of an additional 150,000 shares would have the effect of diluting the interests of existing stockholders by approximately 6.3%, assuming all 150,000 shares were awarded under the 2001 Plan.

Limitation on Maximum Number of Awards

         The 2001 Plan provides that the maximum number of shares of Common Stock which may be awarded to any single individual under the 2001 Plan shall be no more than 50% of the shares reserved for issuance under the 2001 Plan. The purpose of this limitation is to enable awards made pursuant to the 2001 Plan to comply with the conditions of Section 162(m) of the Internal Revenue Code which provide for the deductibility of compensation paid to the Company's Named Officers if it is performance based. Additionally, the Committee will not grant any awards during any fiscal year in which the Company fails to achieve its financial goals.

Vesting of Awards

         All awards of Common Stock granted pursuant to the 2001 Plan may be subject to vesting for a period of time and will become unrestricted under the 2001 Plan in accordance with a vesting schedule, if any, set by the Compensation Committee at the time of grant. Under the terms of the 2001 Plan, the Compensation Committee may also establish an additional period time during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.

         All unvested awards terminate immediately upon termination of the participant's employment with the Company, other than by reason of disability or death. If the participant ceases to be employed by the Company because of death or disability, any unvested awards will immediately vest. Additionally, unless the Compensation Committee shall otherwise provide, if the participant's employment with the Company is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of the Company, the shares of Common Stock subject to the participant's award will fully vest and no longer be subject to the restrictions under the 2001 Plan. A change in control includes a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Company, or any other events deemed to be a charge in control by the Compensation Committee.

         The Compensation Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any restrictions whenever it shall determine such action is appropriate by reason of changes in tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

Reduction of Awards

         The Compensation Committee will reduce the aggregate amount of any award it makes to a participant under the 2001 Plan by the amount of any bonus, in cash or other compensation, paid to that participant under the Company's Executive Management Incentive Plan.

Adjustments

         The 2001 Plan provides for adjustments to the number of shares issuable under the 2001 Plan in the discretion of the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or other exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company. Awards previously granted pursuant to the 2001 Plan will be treated like all other outstanding shares of Common Stock of the Company. Any additional shares of Common Stock or other securities received by the participant as a result of the type of event described above will be subject to the same restrictions applicable to the original award.

Cash Dividends

         Pursuant to the terms of the 2001 Plan, the Company will defer the payment of cash dividends to the participant on any unvested shares until the shares vest and are no longer subject to the restrictions. The Company will hold any deferred cash dividends for the account of the participant and will pay interest on the deferred dividends at a rate determined by the Compensation Committee.

Amendments

         The Board of Directors may amend or supplement the 2001 Plan, including the form of agreement evidencing the award, in any way, or suspend or terminate such plan at any time, as determined by the Board of Directors without the approval of stockholders; provided, however, that such action shall not affect awards granted under the 2001 Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

Expiration of the 2001 Plan

         Unless terminated earlier by the Board of Directors, the 2001 Plan shall continue in effect for a period of ten years or until all shares subject to awards have been granted and any restrictions applicable to such shares lapse.

Awards Under the 2001 Plan

         No awards have been made under the 2001 Plan to date.

         On October 22, 2001, the last sale price of the Common Stock was $20.52 as reported in the NASDAQ National Market.

Federal Income Tax Consequences of the 2001 Plan

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 2001 STOCK INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE AND THE REGULATIONS ADOPTED PURSUANT THERETO, REFERRED TO AS THE CODE. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

         The grant of restricted shares will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

         In the case of participants who are subject to Section 16(b) of the Exchange Act, which provides that any profit realized by an officer, director or 10% beneficial owner of the Company's Common Stock, referred to as Section 16 insider, from any purchase and sale or sale and purchase of stock within any period of six months is recoverable by the Company, Section 83 of the Internal Revenue Code may postpone the recognition of income.

         Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the restricted shares on the date of the grant of the restricted shares. The election under Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that the Company meets its federal withholding tax obligations with respect to the restricted shares, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a
Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included as income.

Limitation on the Company's Deduction

         Section 162(m) of the Internal Revenue Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Internal Revenue Code). If a grant to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of such grant will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL III.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company does not have any formal policy concerning the direct or indirect pecuniary interest of any of its officers, directors, security holders or affiliates in any investment to be acquired or disposed of by the Company or in any transaction to which the Company is a party or has an interest. The Company will not enter into any such transactions unless approved by a majority of the entire Board of Directors, not including any interested director.

         On September 29, 1995, the Company made a loan in the amount of $600,032 to Anthony J. Santilli, its President and Chief Executive Officer. The proceeds of the loan were used to exercise options to purchase 225,012 shares of Common Stock of the Company at a price of $2.67 per share. The loan bears interest at the rate of 6.46% with interest due annually or at maturity and the principal due September 2005. The loan is secured by the stock purchased with the proceeds of the loan as well as additional shares of the Company's Common Stock owned by Mr. and Mrs. Santilli such that the value of the collateral as of June 30, 2001, is equal to five times the outstanding loan amount.

         On April 2, 2001, the Company awarded 2,500 shares to Richard Kaufman, a director of the Company, as a result of services rendered in connection with the Company's stock buyback program.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2001, its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to such persons, except for the late filing of a Form 4 by Milton Riseman and Leonard Becker.

                              STOCKHOLDER PROPOSALS


         The deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2002 Annual Meeting of Stockholders (the "2002 Meeting") will be September 14, 2002. As to all such matters which the Company does not have notice on or prior to September 14, 2002, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2002

Meeting to vote on such proposal. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in the Company's proxy materials related to the 2002 Meeting require that a stockholder proposal regarding the 2002 Meeting must be submitted to the Company at its office located at Bala Pointe Office Centre, 111 Presidential Blvd., Bala Cynwyd, Pennsylvania, 19004, by July 1, 2002 to receive consideration for inclusion in the Company's proxy materials for the 2002 Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Based upon the recommendation of the Audit Committee, the Board of Directors has selected BDO Seidman, LLP to be the Company's independent certified public accountants for fiscal 2002.

         A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to have the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

         On August 2, 2001, Ernst & Young LLP resigned as the independent accountants for the Company. Ernst & Young had been engaged as the Company's auditor on May 17, 2001, replacing BDO Seidman, LLP. During the period of engagement through August 2, 2001, Ernst & Young LLP did not issue any reports on the financial statements of the Company.

         During the Company's most recent fiscal year and the subsequent interim period through August 2, 2001, the Company did not have any disagreements with Ernst & Young LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. During the Company's most recent fiscal year and the subsequent interim period through August 2, 2001, none of the events described in Regulation S-K Item 304 (a)(1)(v) occurred.

         The Company's Board of Directors approved the reengagement of BDO Seidman, LLP as the Company's independent accountants effective August 8, 2001. BDO Seidman, LLP acted as the Company's independent accountants during the two year period ended June 30, 2000 through May 17, 2001. During the two years ended June 30, 2000 and the subsequent interim period through May 17, 2001, the Company consulted with BDO Seidman, LLP regarding the application of accounting principles in the normal course of BDO Seidman, LLP's engagement as the Company's independent auditors. BDO Seidman, LLP issued reports on the Company's financial statements during the two year period ended June 30, 2000. The reports of BDO Seidman, LLP on the financial statements of the Company during the two year period ended June 30, 2000 did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two-year period ended June 30, 2000, and interim period from July 1, 2000 through May 17, 2001, the Company did not have any disagreements with BDO Seidman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 (the "2001 fiscal year") and the reviews of the financial statements included in the Company's Form 10-Qs for the 2001 fiscal year totaled $500,000. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the 2001 fiscal year [and the reviews of the financial statements included in the Company's Form 10-Qs for the 2001 fiscal year] totaled $221,557.

         Financial Information Systems Design and Implementation Fees. No fees were billed for professional services related to financial information systems design and implementation by either of BDO Seidman, LLP or Ernst & Young LLP for the 2001 fiscal year.

         All Other Fees. The aggregate fees billed for services rendered by the Company's independent auditors, other than for audit and information technology services, described in the preceding two paragraphs, totaled $220,000 for BDO Seidman LLP fiscal 2001 and $73,818 for Ernst & Young LLP for fiscal 2001.

         The Audit Committee has considered whether the provision of services covered in the preceding two paragraphs is compatible with maintaining BDO Seidman's and Ernst & Young's independence.

                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Stockholders for the year ended June 30, 2001 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                                Jeffrey M. Ruben
                            Executive Vice President
                             111 Presidential Blvd.
                              Bala Cynwyd, PA 19004

                                           By Order of the Board of Directors,


                                           Beverly Santilli, Secretary

                                                                     APPENDIX A

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN

1.       Purpose of Plan

         The purpose of this Amended and Restated 1999 Stock Option Plan (the "Plan") is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, American Business Financial Services, Inc., a Delaware corporation (the "Company"), and each present or future parent or subsidiary corporation of the Company, by encouraging them to invest in shares of the Company's common stock, $0.001 par value per share ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

2.       Aggregate Number of Shares

         750,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Persons Eligible to Receive Options

         All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 90% of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

4.       Administration of Plan

         (a) This Plan shall be administered either by the Company's Board of Directors or a Compensation Committee appointed by the Company's Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee," as used herein, shall refer to either the Company's Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.       Incentive Stock Options and Non-Qualified Stock Options

         a. Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of
Section 422 of the Internal Revenue Code and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Internal Revenue Code shall conform to the provisions of
Section 422(c)(5) of the Internal Revenue Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Internal Revenue Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

         (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

         (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or
(iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         (e) Except as otherwise provided in Section 422 of the Internal Revenue Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the SEC, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferrable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6.       Amendment, Supplement, Suspension and Termination

     Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Internal Revenue Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Internal Revenue Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Internal Revenue Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

7.       Effectiveness of Plan

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Internal Revenue Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

8.       General Conditions

         (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

         (b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

         (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

         (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Internal Revenue Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

         (e) References in this Plan to the Internal Revenue Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

         (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:
   -----------------------------------------------------------------------------
    Name


Address:
        ------------------------------------------------------------------------

Date of Grant:
                ----------------------------------------------------------------


    You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company"), at a price of $____________ per share pursuant to the Company's Amended and Restated 1999 Stock Option Plan (the "Plan").

    Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to __________ years from the date of grant, your option may be exercised for up to _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

    In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         2. Any other event deemed to constitute a "Change of Control" by the Committee.

    You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

    Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code, and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

    If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

    In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

    Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

    This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

    Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

    (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Internal Revenue Code and the regulations thereunder;

    (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

    (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

    (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

    The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

    (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

    (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

    The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

    It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Internal

Revenue Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

    Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

    Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

    This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

    In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

    Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                    AMERICAN BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By:
                                        --------------------------------------


    I hereby acknowledge receipt of a copy of the foregoing stock option and the Amended and Restated 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated ___________].



------------------------                        --------------------------------
(Date)                                          (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.

    (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

    (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any (A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

    (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

    (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

    (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                   APPENDIX II

                     NON-QUALIFIED STOCK OPTION FOR OFFICERS
                             AND OTHER KEY EMPLOYEES

To:
   -----------------------------------------------------------------------------
    Name


Address:
        ------------------------------------------------------------------------

Date of Grant:
                ----------------------------------------------------------------

    You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's Amended and Restated 1999 Stock Option Plan (the "Plan").

    Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to _____ years from the date of grant, your option may be exercised for up to _______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after_____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

    In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

    1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

    2. Any other event deemed to constitute a "Change of Control" by the Committee.

    You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

    Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code, and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

    If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

    In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

    Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

    Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

    Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Internal Revenue Code and the regulations thereunder;

     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

     The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

     (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

    The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

    It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code and the regulations thereunder.

    Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

    Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

    This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

    In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

    Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                    AMERICAN BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By:
                                        -----------------------------------

    I hereby acknowledge receipt of a copy of the foregoing stock option and the Amended and Restated 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated _______________].



-------------------------                        ------------------------------
(Date)                                          (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.

    (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

    (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any (A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

    (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

    (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

    (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            AND IMPORTANT CONSULTANTS


To:
   ----------------------------------------------------------------------------
    Name

    Address

Date of Grant:
                ---------------------------------------------------------------


    You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of American Business Financial Services, Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's Amended and Restated 1999 Stock Option Plan (the "Plan").

    Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to ______years from the date of grant, your option may be exercised for up to ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _____ years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

    In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of


                                     III-1
shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

    1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

    2. Any other event deemed to constitute a "Change of Control" by the Committee.

    You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

    Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become
(a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

    In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares,

                                     III-2
recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

    Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

    Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

    Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Internal Revenue Code and the regulations thereunder;

     (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                                     III-3

    The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

     (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

    The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

    It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code and the regulations thereunder.

    Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or

                                     III-4
your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

    This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

    In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.


                                     III-5

    Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.


                                    AMERICAN BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By:
                                        ----------------------------------

    I hereby acknowledge receipt of a copy of the foregoing stock option and the 1999 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions, including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants [except for options granted to me pursuant to agreements dated ________].



-------------------------                          ----------------------------
(Date)                                             (Signature)












                                     III-6

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.

    (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

    (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of one year after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any
(A) individual which is an employee of the Company to leave the Company or (B) entity to otherwise terminate their relationship with the Company.

    (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

    (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest

                                     III-7
extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

    (e) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.











                                     III-8

                                                                     APPENDIX B


                   AMERICAN BUSINess financial services, inc.

                            2001 STOCK INCENTIVE plan

         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining officers and employees of the Corporation and its Affiliates by providing for Awards in the form of Restricted Stock.

         2. Definitions. The following definitions are applicable to the Plan:

         "Award" - means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Internal Revenue Code.

         "Internal Revenue Code" - means the Internal Revenue Code of 1986, as amended.

         "Committee" - means the Committee referred to in Section 7 hereof.

         "Continuous Service" - means the absence of any interruption or termination of service as an officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation, or between the Corporation, its subsidiaries or its successor.

         "Corporation" - means American Business Financial Services, Inc., a Delaware corporation.

         "Fair Market Value" - means the last reported sale price of a share of the Corporation's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         "Participant" - means any officer or employee of the Corporation or its Affiliates selected to participate in the Plan by the Committee.

         "Plan" - means the 2001 Stock Incentive Plan of the Corporation.

         "Restricted Period" - means the period of time, if any, selected by the Committee for the purpose of determining when restrictions are in effect under
Section 3 hereof with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" - means Shares which have been awarded to a Participant by the Committee subject to any restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

         "Shares" - means the common stock, par value $0.001 per share, of the Corporation.

         3. Terms and Conditions of Restricted Stock. The Committee, as defined in Section 7, shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (h) of this Section 3 and Section 7, to provide such other terms and conditions (which need not be identical among Participants) with respect to such Awards, and the lapsing of restrictions thereon, as the Committee shall determine based upon the performance criteria developed by the Committee pursuant to the guidelines described in Appendix A for officers at the level of vice president and above and, for other employees, such other criteria as the Committee may from time to time establish. The dollar value of Awards granted under the Plan shall be calculated based upon the Fair Market Value of the Corporation's Common Stock on the date of the grant.

                  (a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (e) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. The Committee may also establish a period of time, after the expiration of the Restricted Period, if any, during which the Participant must hold the Shares subject to the Award prior to sale. Except for such restrictions, and subject to paragraphs (d) and (f) of this
Section 3 and Section 4 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder, including the right to vote the shares.

                  (b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

                  (c) The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                  (d) Each certificate in respect of Shares of Restricted
Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) restricted legend (the "Restricted Legend"):

                  The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2001 Stock Incentive Plan of American Business Financial Services, Inc. Copies of such Plan are on file in the office of the Secretary of American Business Financial ___ Services, ___ Inc., Bala Pointe Office Centre, 111 Presidential Boulevard, Bala Cynwyd, Pennsylvania 19004.

         To the extent Shares subject to Awards have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the "Securities Legend"):

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Corporation that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Corporation that said registration is no longer required.

                  (e) At the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

                  (f) The payment to the Participant of cash dividends declared or paid on such Shares by the Corporation shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 3. Such deferred dividends shall be held by the Corporation for the account of the Participant. In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability of the Participant.

                  (g) At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (d) of this Section 3 and the Shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph (d) of this Section 3. Notwithstanding the foregoing, the Securities Legend described in paragraph (d) of Section 3 shall continue to be included on all certificates as long as registration has not occurred.

                  (h) Notwithstanding the foregoing, no individual shall be granted Awards with respect to more than 50% of the total shares subject to the Plan and no Award shall be made pursuant to this Plan if the Corporation fails to achieve its financial goals in any fiscal year.

         4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Outstanding Awards shall be treated like all other outstanding Shares of Common Stock. Any Shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to stockholders in general, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such Shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

         5. Effect of Change in Control. Each of the events specified in the following clauses (i) and (ii) of this Section 5 shall be deemed a "change in control": (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Corporation; or (ii) any other events deemed to constitute a "change in control" by the Committee. If the Continuous Service of any Participant is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within 18 months after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to an Award to such Participant shall lapse upon such termination and all Awards shall become fully vested in the Participant.

         6. Assignment and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

         7.       Administration.

                  (a) This Plan shall be administered by a Compensation Committee appointed by the Corporation's Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an Award from being considered granted under this Plan.

                  (b) Except as limited by the express provisions of the Plan (including Appendix A), the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine individual Awards to be granted under the Plan to: (1) officers at the level of vice president and above based upon the performance criteria developed by the Committee pursuant to the guidelines described in Appendix A; and (2) other employees based upon other criteria as the Committee may establish from time to time; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

                  (c) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in this
Section 7, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         8. Shares Subject to Plan. The maximum aggregate number of Shares which may be granted under the Plan is 150,000 shares of Common Stock. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

         9. Reduction Based Upon Executive Management Incentive Plan. The aggregate amount of the Award to be made to any Participant pursuant to this Plan in any fiscal year shall be reduced by any bonus in the form of cash or other compensation paid pursuant to the terms of the ABFS Executive Management Incentive Plan or any successor bonus plan.

         10. Employee Rights Under the Plan. No officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         11. Withholding Tax. Upon the termination of any Restricted Period with respect to an Award (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Internal Revenue Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

         12. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without Participant's consent, in any Award theretofore made pursuant to the Plan.

         13. Term of Plan. This Plan shall become effective on the date of its adoption by the Corporation's Board of Directors, subject however to approval by the holders of the Corporation's Common Stock in the manner as prescribed by applicable law. Awards may be made under this Plan prior to obtaining shareholder approval, provided such Awards are contingent upon the receipt of shareholder approval. To the extent such shareholder approval is not received, all Awards made pursuant to this Plan shall be null and void. This Plan shall continue in effect for a term of ten years unless sooner terminated under
Section 12 hereof.

                                   Appendix A

                        PERFORMANCE BASED AWARD CRITERIA


Development of Performance Standards

Goals and objectives will be developed for each Participant subject to review and approval by the Committee. The Committee shall develop guidelines for the establishment of these goals and objectives, in consultation with the CEO and heads of the major business units, as appropriate.

Performance Categories:

         A. For Participants at the level of vice president and above, the Compensation Committee shall establish performance criteria in the Corporate, Departmental and Individual categories as well as goals and objectives and category weights for each performance category and sub-category set forth below.

1.       Corporate

         o Quantitative Goals and Objectives (consideration to financial goals, non- performing assets, collections and originations)
         o Qualitative Goals and Objectives (consideration to strategic goals and initiatives)
         o   Cumulative category weight
         o The Corporation must meet its financial goals before any Award can be made


2.       Business Unit/Departmental

         o   Quantitative Business Goals and Objectives
         o   Qualitative Business Goals and Objectives
         o   Cumulative category weight

3.       Individual

         o   Quantitative Personal Goals and Objectives
         o   Qualitative Personal Goals and Objectives
         o   Cumulative category weight

         B. Performance Criteria for other employees will be determined by the Committee, in its sole discretion.

Performance Measurement

         o A performance assessment will be prepared for each Participant based on achievement of Corporate, Business Unit/Departmental and Individual goals and objectives, within each category and by category as noted above.

         o Total performance shall be based upon the sum of performance in each category - Departmental and Individual.

         o Awards will not be made unless Corporate financial goals established by the Committee are reached.

         o Award amounts equal the performance assessment factor reflecting the level of achievement times the weight factor for each goal category factor times the target as calculated.

         o No Award will be paid for performance in any Departmental or Individual category or subcategory for performance under 80% of the performance goal.

                                                                     APPENDIX C

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                             AUDIT COMMITTEE CHARTER


Composition

There shall be a committee of the board of directors (the Board) to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, subject to the exception in Rule 4310(c)(26)(B)(ii) of the NASD listing standards.

Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairman of the audit committee who will have the authority to act on behalf of the audit committee between meetings.

Responsibilities

The responsibilities of the audit committee are as follows:

         o Ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard 1.

         o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take appropriate action to oversee the independence of the outside auditor.

         o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         o Review with the outside auditor, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

         o Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         o Meet with the internal auditor, outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor, the outside auditor or the management believe should be discussed privately with the audit committee.

         o Review and reassess the adequacy of the committee's charter annually.

         o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                                December 7, 2001

                 Please Detach and Mail in the Envelope Provided

A  / X / Please mark your votes as in this example.

The Board of Directors recommends a VOTE "FOR" the election of the nominees and the proposals listed below.

I.   The election as                                     VOTE
     directors of all                        FOR        WITHHELD
     of the following
     nominees for                            /  /        /  /
     the term of three years
     (except as marked to the contrary):

To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------

Nominees:         ANTHONY J. SANTILLI
                  RICHARD KAUFMAN

II. To consider and act upon a proposal to amend and restate the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock that may be issued pursuant to such plan by 200,000 shares.

III. To consider and act upon a proposal to adopt the Company's 2001 Stock Incentive Plan.

          FOR                     AGAINST                       ABSTAIN
          / /                      / /                           / /
          / /                      / /                           / /

IV. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

    Should the undersigned be present and choose to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of ABFS at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

    The undersigned hereby acknowledges receipt of the ABFS 2001 Annual Report to Shareholders, Notice of the ABFS Annual Meeting and the Proxy Statement relating thereto.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.



Signature(s)                                         DATE:               , 2001
            ----------------------------------------      ---------------
                                                      (Please date this Proxy)

Note:It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

REVOCABLE PROXY

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
               Annual Meeting of Stockholders - December 7, 2001
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABFS

    The undersigned hereby constitutes and appoints Anthony J. Santilli and Jeffrey M. Ruben and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of American Business Financial Services, Inc. ("ABFS" or the "Company"), to be held on December 7, 2001, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of ABFS which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card:

    THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS II AND III. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

    THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE ABFS PROXY STATEMENT.

                  (Continued and to be signed on reverse side)